UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

13/14 Penthouse Office, Mannarino Road

Birkirkara, Malta, BKR 9080

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On July 15, 2021, Esports Entertainment Group, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) to report the amendment and closing of a share sale and purchase agreement (the “Gameday Purchase Agreement”), by and among the Company, and Gameday Group Plc, a limited liability company incorporated in Malta (the “Gameday Group”) to acquire the business-to-consumer operations of Bethard Group Limited (“Bethard Business”), a business owned by GameDay Group that includes the sports betting and online casino operating assets of the Bethard, Fastbet and Betive brands with licenses to operate in Sweden, Spain, Malta and Ireland.

Prior to the closing, certain assets of the Bethard Business were contributed to Prozone Limited (“Prozone”), a limited liability company incorporated in Malta in a pre-close restructuring of Bethard Group Limited operations. At closing of the acquisition, the Company acquired all of the issued and outstanding ordinary shares of Prozone.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Bethard Group Limited, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreements and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Bethard Group Limited

The audited financial statements of Bethard Group Limited as of and for the years ended December 31, 2020 and 2019, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report.

The unaudited condensed financial statements of Bethard Group Limited as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Company as of March 31, 2021 and for the year ended June 30, 2020, and the nine months ended March 31, 2021, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

Exhibit Number	Description
23.1	Consent of Friedman LLP

99.1	Audited financial statements of Bethard Group Limited as of and for the year ended December 31, 2020 and 2019 together with the related notes to the financial statements.

99.2	Unaudited condensed financial statements of Bethard Group Limited as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021 and 2020 together with the related unaudited notes to the condensed financial statements.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Esports Entertainment Group, Inc. as of March 31, 2021 and for the year ended June 30, 2020 and the nine months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: August 12, 2021	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer